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EXHIBIT 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Annual Report on Form 10-KSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred U. Odaka, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Fred U. Odaka
                                                -------------------------------
                                                Fred U. Odaka
                                                Title: Chief Financial Officer
                                                Chief Accounting Officer)
                                                Date: July 13, 2007